SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2003

CAPITAL AUTOMOTIVE REIT
(Exact name of registrant as specified in its charter)

Maryland	000-23733	54-1870224
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

8270 Greensboro Drive, Suite 950
McLean, Virginia 22102
(703) 288-3075
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

      The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-106445) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of November 24, 2003, among Capital Automotive REIT (the “Company”), Capital Automotive L.P. and Credit Suisse First Boston LLC, as representative of the several underwriters named therein (filed herewith)

4.1	Articles Supplementary to Amended and Restated Declaration of Trust, as amended, of Capital Automotive REIT, dated December 9, 2003 (filed as Exhibit 2 to the Company’s Registration Statement on Form 8-A dated December 10, 2003, and incorporated herein by reference)

4.2	Form of Certificate for 71/2% Series A Cumulative Redeemable Preferred Shares, par value $.01 per share, of the Company (filed as Exhibit 4 to the Company’s Registration Statement on Form 8-A dated December 10, 2003, and incorporated herein by reference)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

12.1	Statement regarding computation of ratios of earnings to fixed charges (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT

By:	/s/ Thomas D. Eckert
Name:	Thomas D. Eckert
Title:	President and Chief Executive Officer

Dated: December 10, 2003

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 22, 2003, among Capital Automotive REIT, Capital Automotive L.P. and Credit Suisse First Boston LLC, as representative of the several underwriters named therein (filed herewith)

4.1	Articles Supplementary to Amended and Restated Declaration of Trust, as amended, of Capital Automotive REIT, dated December 9, 2003 (filed as Exhibit 2 to the Company’s Registration Statement on Form 8-A dated December 10, 2003, and incorporated herein by reference)

4.2	Form of Certificate for 71/2% Series A Cumulative Redeemable Preferred Shares, par value $.01 per share, of the Company (filed as Exhibit 4 to the Company’s Registration Statement on Form 8-A dated December 10, 2003, and incorporated herein by reference)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

12.1	Statement regarding computation of ratios of earnings to fixed charges (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)